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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                ---------------
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 21, 2007

                             SOUTHWEST WATER COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                      0-8176               95-1840947
(State of Incorporation)     (Commission File Number)   (I.R.S. Employer
                                                        Identification No.)

One Wilshire Building
624 South Grand Avenue, Suite 2900
Los Angeles, CA                                                 90017-3782
(Address of principal executive offices)                        (Zip Code)

                                 (213) 929-1800
              (Registrant's telephone number, including area code)

                                ---------------

             (Former name, former address and former fiscal year, if
                        changed since last report date)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[_] Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events


On March 21, 2007 the Company issued a press release announcing the promotion of DeLise L. Keim to Vice President Corporate Communications.


The information contained in the news release is incorporated herein by reference and furnished as Exhibit 99.0.


Item 9.01 Financial Statements and Exhibits

(c)      Exhibits


Exhibit No.            Description
------------           -----------

99.1 Press release dated March 21, 2007 announcing the promotion of DeLise L. Keim to Vice President Corporate Communications.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       SOUTHWEST WATER COMPANY
                                       (Registrant)

                                       By:    /s/ Cheryl L. Clary
                                              --------------------------
                                              Name: Cheryl L. Clary
                                              Title: Chief Financial Officer

Date: March 21, 2007